Exhibit 99.2

Old National Bancorp Financial Trends Second Quarter 2010 July 26, 2010
Please direct inquiries to:
Christopher A. Wolking, Senior Executive Vice President & Chief Financial Officer (812) 464-1322 or Joan M. Kissel, Senior Vice President & Corporate Controller (812) 465-7290
Notes: -Summations may not equal due to rounding.

Old National Bancorp
Financial Summary
Second Quarter 2010

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Profitability (in millions)
$74.9	$62.5	$13.7	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5
—	0.3	3.9	Preferred Dividend and Amort on Preferred Stock	3.9	—	—	—	—	—
74.9	62.2	9.8	Net Income (Loss) Avail. to Common Shareholders	5.5	9.6	4.0	(9.3)	10.1	10.5

			Diluted EPS
$1.14	$0.95	$0.14	Net Income (Loss) Avail. to Common Shareholders	$0.08	$0.15	$0.06	$(0.11)	$0.12	$0.12

			Ratios — Net Income
11.67%	9.49%	1.41%	Return on Average Common Equity	3.43%	6.02%	2.53%	-4.23%	4.74%	4.91%
0.94%	0.82%	0.17%	Return on Average Assets	0.47%	0.47%	0.21%	-0.47%	0.51%	0.55%
71.01%	69.18%	81.54%	Efficiency Ratio	72.20%	77.50%	83.39%	94.78%	75.68%	76.65%
3.28%	3.82%	3.50%	Net Interest Margin (FTE)	3.62%	3.58%	3.51%	3.28%	3.33%	3.40%

			Capital Ratios:
			Risk-Based Capital Ratios (EOP):
10.6%	12.7%	14.3%	Tier 1	9.9%	10.2%	14.1%	14.3%	14.2%	15.1%
13.3%	15.1%	16.1%	Total	12.2%	12.6%	16.5%	16.1%	16.1%	17.0%
7.7%	9.5%	9.5%	Leverage Ratio (to Average Assets)	7.3%	7.1%	10.0%	9.5%	9.4%	9.8%

8.04%	8.67%	9.06%	Total Equity to Assets (Averages)	9.32%	7.79%	8.11%	11.03%	10.81%	11.17%
6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets (3)	5.23%	5.51%	8.53%	8.25%	8.62%	9.03%

			Per Common Share Data:
1.11	0.69	0.44	Cash Dividends Declared (1)	0.23	0.07	0.07	0.07	0.07	0.07
97%	73%	309%	Dividend Payout Ratio (1)	274%	48%	117%	N/M	60%	58%
9.86	9.56	9.68	Common Book Value (EOP)	9.51	9.55	9.93	9.68	9.82	10.03
14.96	18.16	12.43	Market Value (EOP)	11.17	9.82	11.20	12.43	11.95	10.36
6.98	6.74	7.38	Tangible Common Book Value (3)	6.42	6.48	7.61	7.38	7.54	7.77

			Other Statistics
2,494	2,507	2,812	Full Time Equivalent Employees (2)	2,513	2,875	2,828	2,812	2,708	2,646

FTE	- Fully taxable equivalent basis

EOP	- End of period actual balances

(1)	The 1st Qtr 2008 dividend was declared in December 2007 and is included in the 2007 totals.

(2)	1st quarter 2009 doesn’t include Charter associates who joined on March 20, 2009.

(3)	See Non-GAAP Reconciliation on Page 8.

Old National Bancorp
INCOME STATEMENT
($ In Millions except EPS information)

Six Months		Change			Second Quarter		Change
2010	2009	$	%		2010	2009	$	%
$152.9	$177.2	$(24.2)	-13.7%	Interest Income	$75.6	$89.2	$(13.6)	-15.2%
42.7	57.2	(14.5)	-25.4%	Less: Interest Expense	20.4	28.4	(8.0)	-28.1%

110.3	120.0	(9.7)	-8.1%	Net Interest Income	55.2	60.8	(5.6)	-9.2%

8.2	8.1	0.2	2.0%	Wealth Management Fees	4.0	4.3	(0.3)	-6.9%
25.1	26.4	(1.3)	-4.8%	Service Charges on Deposit Accounts	13.2	15.7	(2.5)	-16.1%
11.5	9.6	1.9	20.0%	ATM Fees	5.9	5.4	0.5	9.6%
1.1	3.5	(2.4)	-67.9%	Mortgage Banking Revenue	0.6	1.8	(1.1)	-64.2%
19.1	20.3	(1.2)	-5.9%	Insurance Premiums and Commissions	8.9	8.9	0.0	0.1%
4.3	4.5	(0.2)	-4.5%	Investment Product Fees	2.2	2.2	(0.0)	-0.7%
2.0	1.1	0.9	81.4%	Company-owned Life Insurance	1.2	0.4	0.8	N/M
7.4	7.8	(0.5)	-5.9%	Other Income	3.3	4.0	(0.6)	-16.1%

78.7	81.2	(2.5)	-3.1%	Total Fees, Service Charges & Other Rev.	39.3	42.7	(3.3)	-7.8%

6.2	5.6	0.6	11.1%	Gains (Losses) Sales of Securities (1)	3.2	2.4	0.8	33.5%
1.0	1.0	0.0	1.6%	Gains (Losses) Derivatives	0.4	0.5	(0.1)	-23.6%

86.0	87.8	(1.9)	-2.1%	Total Noninterest Income	43.0	45.6	(2.6)	-5.8%

196.2	207.8	(11.6)	-5.6%	Total Revenues	98.1	106.4	(8.2)	-7.8%

83.5	87.9	(4.4)	-5.0%	Salaries and Employee Benefits	41.1	45.2	(4.1)	-9.1%
24.1	22.6	1.4	6.3%	Occupancy	11.8	12.0	(0.2)	-1.9%
5.4	5.0	0.4	8.8%	Equipment	2.6	2.7	(0.0)	-1.6%
2.7	4.6	(1.9)	-40.5%	Marketing	1.4	2.6	(1.2)	-47.1%
11.1	10.2	0.9	8.8%	Data Processing	5.6	5.4	0.3	5.2%
5.2	5.4	(0.3)	-4.8%	Communication	2.5	2.9	(0.4)	-13.8%
3.9	4.8	(0.9)	-18.4%	Professional Fees	2.2	2.1	0.1	3.2%
2.0	2.0	(0.0)	-0.5%	Loan Expenses	1.1	1.2	(0.0)	-3.7%
1.5	2.5	(1.0)	-40.9%	Supplies	0.7	1.2	(0.5)	-40.7%
4.1	8.4	(4.3)	-51.0%	FDIC Assessment	1.7	6.3	(4.7)	-73.5%
11.4	10.7	0.7	6.2%	Other Expense	7.2	5.2	2.0	38.0%

154.9	164.2	(9.3)	-5.7%	Total Noninterest Expense	77.9	86.8	(8.9)	-10.2%

17.3	29.3	(12.0)	-41.0%	Provision for loan losses	8.0	12.0	(4.0)	-33.2%

24.0	14.3	9.7	67.7%	Income (loss) before Income Taxes	12.3	7.7	4.6	60.2%

3.4	(4.7)	8.2	N/M	Total Taxes	1.7	(2.0)	3.7	N/M

$20.6	$19.0	$1.6	8.2%	Net Income (Loss)	$10.5	$9.6	$0.9	9.2%

				Diluted EPS
$0.24	$0.23	$0.02	7.4%	Net Income (Loss) Avail to Common	$0.12	$0.15	$(0.02)	-10.3%

				Average Common Shares Outstanding (000’s)
86,769	65,872	20,897	31.7%	Basic	86,786	65,950	20,837	31.6%
86,889	65,916	20,974	31.8%	Diluted	86,911	65,999	20,912	31.7%
87,171	66,433	20,738	31.2%	Common Shares Outstanding (EOP) (000’s)	87,171	66,433	20,738	31.2%

(1)		Includes $6.0 million of net gains and $2.8 million of OTTI in 2Q10 and $10.3 million of net gains and $7.9 million of OTTI in 2Q09. Includes $9.5 million of net gains and $3.3 million of OTTI in YTD 2010 and $15.9 million of net gains and $10.3 million of OTTI in YTD 2009.

OTTI	-	Other Than Temporary Impairment

EOP	-	End of period actual balances

N/M	=	Not meaningful

Old National Bancorp
NET INCOME TRENDS
Second Quarter 2010
($ In Millions except EPS information)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
$461.4	$392.5	$340.7	Interest Income	$88.0	$89.2	$83.4	$80.1	$77.3	$75.6
242.2	149.2	109.3	Less: Interest Expense	28.8	28.4	27.0	25.1	22.2	20.4

219.2	243.3	231.4	Net Interest Income	59.2	60.8	56.4	55.0	55.1	55.2

18.7	17.4	16.0	Wealth Management Fees	3.8	4.3	3.9	4.0	4.3	4.0
44.8	45.2	55.2	Service Charges on Deposit Accounts	10.7	15.7	15.1	13.8	11.9	13.2
14.5	17.2	20.5	ATM Fees	4.1	5.4	5.4	5.5	5.5	5.9
4.4	5.1	6.2	Mortgage Banking Revenue	1.7	1.8	1.5	1.2	0.5	0.6
39.0	39.2	37.9	Insurance Premiums and Commissions	11.4	8.9	8.8	8.7	10.2	8.9
10.7	9.5	8.5	Investment Product Fees	2.2	2.2	2.4	1.7	2.1	2.2
9.8	9.2	2.4	Company-owned Life Insurance	0.7	0.4	0.5	0.8	0.8	1.2
16.1	17.9	13.7	Other Income	3.8	4.0	2.1	3.7	4.0	3.3

158.0	160.6	160.3	Total Fees, Service Charges & Other Rev.	38.6	42.7	39.6	39.4	39.4	39.3

(3.0)	7.6	2.5	Gains (Losses) Sales of Securities (1)	3.2	2.4	0.0	(3.2)	3.0	3.2
0.2	(1.1)	0.7	Gains (Losses) Derivatives	0.5	0.5	(0.7)	0.4	0.6	0.4

155.1	167.0	163.5	Total Noninterest Income	42.2	45.6	39.0	36.6	43.0	43.0

374.3	410.3	394.9	Total Revenues	101.4	106.4	95.4	91.6	98.1	98.1

163.7	167.8	181.4	Salaries and Employee Benefits	42.7	45.2	46.5	47.0	42.4	41.1
26.5	39.7	47.1	Occupancy	10.6	12.0	12.0	12.4	12.2	11.8
11.1	9.5	10.4	Equipment	2.3	2.7	2.9	2.5	2.8	2.6
8.4	9.6	9.6	Marketing	2.0	2.6	2.3	2.7	1.4	1.4
19.2	19.0	20.7	Data Processing	4.9	5.4	5.3	5.1	5.5	5.6
9.3	9.3	10.9	Communication	2.6	2.9	2.7	2.8	2.7	2.5
7.7	7.2	9.5	Professional Fees	2.6	2.1	2.1	2.7	1.7	2.2
6.0	6.6	4.3	Loan Expenses	0.9	1.2	1.2	1.1	0.9	1.1
3.5	3.3	4.3	Supplies	1.3	1.2	0.9	0.9	0.8	0.7
0.9	1.5	12.4	FDIC Assessment	2.1	6.3	1.8	2.3	2.4	1.7
21.7	23.9	28.3	Other Expense	5.5	5.2	6.3	11.3	4.2	7.2

278.0	297.2	339.0	Total Noninterest Expense	77.5	86.8	84.0	90.8	77.1	77.9

4.1	51.5	63.3	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3	8.0

92.2	61.6	(7.4)	Income (loss) before Income Taxes	6.7	7.7	(0.7)	(21.0)	11.8	12.3

17.3	(0.9)	(21.1)	Total Taxes	(2.7)	(2.0)	(4.8)	(11.6)	1.7	1.7

$74.9	$62.5	$13.7	Net Income (Loss)	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5

			Diluted EPS
$1.14	$0.95	$0.14	Net Income (Loss) Avail to Common	$0.08	$0.15	$0.06	$(0.11)	$0.12	$0.12

65,684	65,660	71,314	Average Basic Common Shares (000’s)	65,793	65,950	66,635	86,701	86,752	86,786
65,750	65,776	71,367	Average Diluted Common Shares (000’s)	65,882	65,999	66,706	86,701	86,797	86,911

(1)	Gains (losses) on sales of securities are net of OTTI.

Old National Bancorp
Balance Sheet (EOP)
Second Quarter 2010
($ in Millions)

						Change from Prior Year
	6/30/2010	3/31/2010	12/31/2009	9/30/2009	6/30/2009	6/30/2010	vs.	6/30/2009	12/31/2008	12/31/2007
						$		%
Assets
Fed Reserve Bank Account	$283.2	$235.2	$317.5	$81.9	$11.9	$271.3		N/M	$—	$—
Money Market Investments	24.5	23.2	35.6	28.8	62.5	(38.0)		-60.8%	30.1	8.5
Investments:
Treasury & Gov’t Sponsored Agencies	1,159.9	1,200.6	1,142.7	1,305.7	831.6	328.2		39.5%	389.3	688.9
Mortgage-backed Securities	1,015.3	1,048.1	1,048.4	941.7	1,029.7	(14.4)		-1.4%	1,172.6	1,048.8
States & Political Subdivisions	510.5	559.7	534.6	494.2	522.7	(12.3)		-2.3%	482.2	294.9
Other Securities	197.0	197.8	192.7	218.9	215.6	(18.7)		-8.7%	221.7	275.9

Total Investments	2,882.6	3,006.2	2,918.3	2,960.4	2,599.7	283.0		10.9%	2,265.8	2,308.5

Residential Real Estate Loans Held for Sale	5.8	4.0	17.5	11.4	25.2	(19.4)		-76.9%	17.2	13.0
Leases Held for Sale	—	52.2	55.3	58.4	370.2	(370.2)		-100.0%	—	—
Loans:
Commercial	1,171.8	1,153.5	1,209.3	1,321.7	1,405.8	(234.0)		-16.6%	1,510.4	1,360.7
Commercial Leases	121.0	72.5	77.9	75.3	16.8	104.2		N/M	387.6	334.0
Commercial & Agriculture Real Estate	1,002.5	1,041.4	1,062.9	1,091.5	1,124.4	(121.9)		-10.8%	1,154.9	1,270.4
Consumer:
Home Equity	264.6	270.2	274.8	275.6	271.9	(7.2)		-2.7%	270.0	250.1
Other Consumer Loans	743.3	774.3	807.2	849.9	883.9	(140.6)		-15.9%	941.0	937.6

Subtotal of Commercial & Consumer Loans	3,303.3	3,311.9	3,432.1	3,614.0	3,702.8	(399.5)		-10.8%	4,263.8	4,152.9
Residential Real Estate	427.8	403.0	403.4	421.7	448.4	(20.6)		-4.6%	496.5	533.4

Total Loans	3,731.1	3,714.9	3,835.5	4,035.7	4,151.2	(420.1)		-10.1%	4,760.4	4,686.4

Total Earning Assets	6,927.2	7,035.7	7,179.7	7,176.6	7,220.8	(293.6)		-4.1%	7,073.4	7,016.3

Allowance for Loan Losses	(71.9)	(72.1)	(69.5)	(69.6)	(70.1)	1.8		2.5%	(67.1)	(56.5)
Nonearning Assets:
Cash and Due from Banks	119.0	121.8	144.2	115.0	134.8	(15.8)		-11.8%	162.9	255.2
Premises & Equipment	51.5	53.9	52.4	56.5	58.7	(7.2)		-12.3%	44.6	48.7
Goodwill & Intangible Assets	197.1	198.6	200.2	202.4	204.0	(7.0)		-3.4%	186.8	191.0
Company-owned Life Insurance	225.1	224.5	224.7	223.9	224.2	0.8		0.4%	223.1	214.5
Other Assets	253.2	255.8	273.8	268.6	239.7	13.4		5.6%	250.1	176.9

Total Nonearning Assets	845.7	854.6	895.2	866.4	861.5	(15.8)		-1.8%	867.6	886.3

Total Assets	$7,701.1	$7,818.3	$8,005.3	$7,973.5	$8,012.2	$(311.1)		-3.9%	$7,873.9	$7,846.1

Liabilities & Equity
Noninterest-bearing Demand Deposits	$1,170.2	$1,179.8	$1,188.3	$1,045.9	$1,045.6	$124.6		11.9%	$888.6	$855.4
NOW Accounts	1,295.2	1,232.4	1,354.3	1,220.2	1,297.2	(2.0)		-0.2%	1,292.6	1,410.7
Savings Accounts	1,037.7	1,045.2	972.2	971.5	928.9	108.8		11.7%	874.6	774.1
Money Market Accounts	360.5	381.9	381.1	418.8	452.0	(91.5)		-20.3%	420.8	562.1
Other Time under $100,000	1,170.1	1,200.2	1,284.3	1,298.7	1,340.3	(170.2)		-12.7%	1,224.2	1,283.0
Other Time $100,000 & over	567.8	581.9	653.3	669.2	664.7	(96.8)		-14.6%	550.0	562.1

Total Core Deposits	5,601.4	5,621.5	5,833.5	5,624.4	5,728.6	(127.1)		-2.2%	5,250.8	5,447.4
Brokered CD’s	45.5	69.9	69.9	69.9	69.9	(24.4)		-34.9%	171.5	216.0

Total Deposits	5,647.0	5,691.5	5,903.5	5,694.4	5,798.5	(151.5)		-2.6%	5,422.3	5,663.4

Short-term Borrowings	331.6	358.0	331.1	326.1	542.4	(210.8)		-38.9%	649.6	638.2
Long-term Borrowings	604.4	700.4	699.1	808.6	810.3	(205.9)		-25.4%	834.9	656.7

Total Borrowed Funds	935.9	1,058.4	1,030.2	1,134.7	1,352.7	(416.8)		-30.8%	1,484.5	1,295.0
Accrued Expenses & Other Liabilities	243.4	212.9	227.8	279.0	226.4	17.1		7.5%	236.2	234.9

Total Liabilities	6,826.3	6,962.7	7,161.5	7,108.1	7,377.6	(551.3)		-7.5%	7,143.0	7,193.2

Preferred Stock & Surplus	—	—	—	—	—	—		—	97.4	—
Common Stock, Surplus & Retained Earnings	873.6	868.3	864.2	880.3	683.3	190.3		27.9%	687.0	664.2
Other Comprehensive Income	1.2	(12.8)	(20.4)	(14.9)	(48.7)	49.8		102.4%	(53.5)	(11.3)

Total Shareholders Equity	874.7	855.5	843.8	865.4	634.6	240.1		37.8%	730.9	652.9

Total Liabilities & Shareholders Equity	$7,701.1	$7,818.3	$8,005.3	$7,973.5	$8,012.2	$(311.1)		-3.9%	$7,873.9	$7,846.1

EOP	- End of period actual balances

N/M	= Not meaningful

Old National Bancorp
Balance Sheet Trends
PERIOD AVERAGES
($ in Millions)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Assets
$109.5	$1.6	$0.0	Fed Funds Sold & Resell Agreements	$0.0	$—	$—	$—	$—	$—
—	—	41.2	Fed Reserve Bank Account	11.7	10.5	25.6	117.0	254.0	174.4
7.7	20.3	38.5	Money Market Investments	33.2	39.5	42.8	38.4	30.7	30.6
			Investments:
636.8	439.1	916.3	Treasury & Gov’t Sponsored Agencies	551.0	935.8	872.8	1,305.6	1,170.9	1,212.1
1,112.9	1,130.7	1,063.3	Mortgage-backed Securities	1,163.5	1,087.0	996.9	1,005.7	1,028.5	1,019.7
263.7	329.4	506.7	States & Political Subdivisions	504.9	511.5	498.4	512.0	559.7	530.4
268.6	251.4	214.4	Other Securities	220.7	212.9	219.7	204.3	197.3	200.3

2,281.9	2,150.6	2,700.7	Total Investments	2,440.1	2,747.3	2,587.7	3,027.6	2,956.5	2,962.6

9.2	7.2	11.7	Residential Real Estate Loans Held for Sale	10.3	15.4	12.7	8.2	6.4	3.0
—	—	84.9	Leases Held for Sale	—	22.2	261.8	55.8	54.1	42.7
			Loans:
1,336.3	1,429.6	1,383.6	Commercial	1,454.3	1,427.6	1,364.9	1,287.7	1,172.6	1,137.0
343.3	349.9	216.1	Commercial Leases	385.9	363.4	37.5	77.8	73.9	78.0
1,374.7	1,205.1	1,117.3	Commercial & Agriculture Real Estate	1,148.9	1,132.0	1,108.7	1,079.5	1,050.2	1,021.6
			Consumer:
267.1	254.9	273.1	Home Equity	271.2	271.8	274.1	275.3	273.8	267.7
937.4	935.7	882.3	Other Consumer Loans	933.4	900.9	867.2	827.7	791.0	757.4

4,258.8	4,175.1	3,872.5	Subtotal of Commercial & Consumer Loans	4,193.7	4,095.7	3,652.5	3,548.0	3,361.5	3,261.8
546.8	520.9	457.8	Residential Real Estate	500.1	475.8	437.5	417.7	403.3	418.0

4,805.7	4,696.0	4,330.2	Total Loans	4,693.8	4,571.5	4,090.0	3,965.8	3,764.7	3,679.8

7,214.0	6,875.7	7,207.2	Total Earning Assets	7,189.2	7,406.3	7,020.6	7,212.8	7,066.5	6,893.0

(68.2)	(62.0)	(70.1)	Allowance for Loan Losses	(67.2)	(72.2)	(70.1)	(71.0)	(71.6)	(73.7)
839.2	804.1	852.7	Nonearning Assets	801.9	877.3	882.4	849.1	855.0	851.9

$7,985.0	$7,617.8	$7,989.8	Total Assets	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0	$7,671.2

			Liabilities & Equity
$828.5	$835.0	$1,018.4	Noninterest-bearing Demand Deposits	$904.1	$1,026.8	$1,046.8	$1,096.0	$1,146.5	$1,151.5
1,490.4	1,249.5	1,250.7	NOW Accounts	1,239.0	1,261.6	1,260.0	1,242.5	1,262.4	1,220.4
622.4	886.4	937.6	Savings Accounts	878.2	933.9	960.6	977.9	1,011.7	1,051.4
758.6	487.5	436.5	Money Market Accounts	425.5	483.0	432.7	404.9	379.7	372.1
2,134.9	1,696.4	1,956.9	Other Time	1,854.1	2,011.2	1,991.9	1,970.5	1,882.3	1,757.1

5,834.7	5,154.7	5,600.2	Total Core Deposits	5,300.8	5,716.5	5,691.9	5,691.7	5,682.7	5,552.5

291.5	170.7	97.8	Brokered CD’s	161.4	90.0	69.9	69.9	69.9	64.8

6,126.2	5,325.4	5,698.0	Total Deposits	5,462.2	5,806.5	5,761.8	5,761.6	5,752.6	5,617.3

461.8	616.9	527.1	Short-term Borrowings	660.5	721.6	401.0	325.6	330.1	334.7
615.9	810.1	812.1	Long-term Borrowings	834.6	809.9	808.6	795.2	699.1	650.9

1,077.7	1,427.0	1,339.2	Total Borrowed Funds	1,495.1	1,531.4	1,209.6	1,120.7	1,029.2	985.6

139.3	205.2	228.6	Accrued Expenses & Other Liabilities	227.9	233.5	225.9	227.3	219.2	211.1

7,343.1	6,957.7	7,265.9	Total Liabilities	7,185.2	7,571.4	7,197.3	7,109.6	7,001.0	6,814.0

—	5.2	24.1	Preferred Stock & Surplus	96.4	—	—	—	—	—
666.8	688.7	735.0	Common Stock, Surplus & Retained Earnings	687.5	680.9	676.0	895.8	863.2	865.9
(25.0)	(33.7)	(35.3)	Other Comprehensive Income	(45.2)	(41.0)	(40.4)	(14.5)	(14.2)	(8.7)

641.8	660.2	723.9	Total Shareholders Equity	738.7	640.0	635.6	881.3	848.9	857.2

$7,985.0	$7,617.8	$7,989.8	Total Liabilities & Shareholders Equity	$7,923.9	$8,211.4	$7,832.9	$7,990.9	$7,850.0	$7,671.2

Old National Bancorp
Interest Rate Trends (FTE basis)
PERIOD AVERAGES

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Earning Assets:
5.35%	3.40%	0.17%	Fed Funds Sold, Resell Agr, Fed Reserve Bank Acct, & Money Mkt	0.56%	0.29%	0.16%	0.02%	0.26%	0.22%
			Investments:
5.07%	4.90%	4.01%	Treasury & Gov’t Sponsored Agencies	4.80%	4.52%	4.15%	3.21%	3.46%	3.26%
4.68%	5.01%	4.93%	Mortgage-backed Securities	5.16%	5.18%	4.78%	4.54%	4.39%	4.22%
7.07%	6.91%	6.72%	States & Political Subdivisions	6.92%	6.53%	6.83%	6.63%	6.34%	6.26%
5.25%	5.54%	4.93%	Other Securities	5.31%	4.95%	4.98%	4.44%	4.71%	4.79%

5.41%	5.38%	4.96%	Total Investments	5.47%	5.19%	4.98%	4.31%	4.44%	4.25%

			Loans:
7.61%	5.65%	4.00%	Commercial	3.93%	3.99%	3.99%	4.13%	4.06%	4.23%
6.93%	6.82%	6.72%	Commercial Leases (1)	6.72%	6.61%	6.94%	6.65%	6.73%	6.02%
7.56%	6.22%	4.62%	Commercial & Agriculture Real Estate	4.79%	4.60%	4.57%	4.53%	4.48%	4.47%
			Consumer:
8.17%	5.51%	3.57%	Home Equity	3.59%	3.55%	3.55%	3.60%	3.63%	3.67%
7.61%	7.66%	7.27%	Other Consumer Loans	7.30%	7.24%	7.28%	7.28%	7.32%	7.19%

7.57%	6.35%	5.08%	Subtotal of Commercial & Consumer Loans	5.15%	5.08%	5.08%	5.03%	5.05%	5.04%
5.86%	5.87%	5.63%	Residential Real Estate Loans (1)	5.68%	5.61%	5.65%	5.56%	5.60%	5.76%

7.38%	6.30%	5.14%	Total Loans (1)	5.21%	5.14%	5.14%	5.08%	5.07%	5.08%

6.63%	5.99%	5.02%	Total Earning Assets	5.26%	5.13%	5.03%	4.65%	4.60%	4.55%

			Interest-bearing Liabilities:
2.12%	0.51%	0.04%	NOW Accounts	0.03%	0.04%	0.04%	0.04%	0.04%	0.03%
2.43%	1.46%	0.38%	Savings Accounts	0.40%	0.39%	0.39%	0.35%	0.31%	0.30%
3.11%	1.12%	0.10%	Money Market Accounts	0.11%	0.10%	0.10%	0.10%	0.10%	0.10%
4.64%	3.74%	3.01%	Other Time	3.29%	3.10%	2.92%	2.75%	2.62%	2.49%

3.38%	2.04%	1.39%	Total Interest-bearing Deposits	1.49%	1.43%	1.35%	1.27%	1.18%	1.08%
4.72%	4.25%	4.26%	Brokered CD’s	4.16%	4.19%	4.44%	4.44%	4.44%	4.47%

3.46%	2.13%	1.45%	Total Interest-bearing Deposits & CD’s	1.58%	1.48%	1.40%	1.32%	1.23%	1.13%

3.94%	1.77%	0.27%	Short-term Borrowings	0.24%	0.25%	0.31%	0.32%	0.31%	0.18%
6.64%	5.29%	4.96%	Long-term Borrowings	5.15%	5.11%	4.93%	4.63%	4.60%	4.70%

5.48%	3.77%	3.11%	Total Borrowed Funds	2.98%	2.82%	3.40%	3.37%	3.27%	3.19%

3.80%	2.52%	1.82%	Total Interest-bearing Liabilities	1.93%	1.81%	1.81%	1.72%	1.60%	1.50%

2.83%	3.47%	3.20%	Net Interest Rate Spread	3.34%	3.32%	3.22%	2.93%	3.00%	3.05%

3.28%	3.82%	3.50%	Net Interest Margin (FTE)	3.62%	3.58%	3.51%	3.28%	3.33%	3.40%

$17.2	$19.3	$20.8	FTE Adjustment ($ in millions)	$5.9	$5.6	$5.3	$4.1	$3.7	$3.5

FTE	- Fully taxable equivalent basis

(1)	Includes residential loans and leases held for sale.

Old National Bancorp
Asset Quality (EOP)
($ in Millions)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

$67.8	$56.5	$67.1	Beginning Allowance for Loan Losses	$67.1	$71.8	$70.1	$69.6	$69.5	$72.1

4.1	51.5	63.3	Provision for Loan Losses	17.3	12.0	12.2	21.8	9.3	8.0

5.7	—	—	Acquired from acquisition	—	—	—	—	—	—

(26.9)	(51.2)	(78.0)	Gross Charge-offs	(15.9)	(16.0)	(19.1)	(27.1)	(10.9)	(11.8)
(5.3)	—	(0.6)	Write-downs from Loans Sold	—	(0.6)	—	—	—	—
11.1	10.4	17.8	Gross Recoveries	3.3	2.9	6.3	5.3	4.2	3.6

(21.1)	(40.8)	(60.8)	Net Charge-offs	(12.6)	(13.6)	(12.7)	(21.8)	(6.7)	(8.2)

$56.5	$67.1	$69.5	Ending Allowance for Loan Losses	$71.8	$70.1	$69.6	$69.5	$72.1	$71.9

0.44%	0.87%	1.40%	Net Charge-offs / Average Loans (1)	1.07%	1.19%	1.25%	2.20%	0.72%	0.90%

$4,805.7	$4,696.0	$4,330.2	Average Loans Outstanding (1)	$4,693.8	$4,571.5	$4,089.9	$3,965.8	$3,764.7	$3,679.8

$4,686.4	$4,760.4	$3,835.5	EOP Loans Outstanding (1)	$4,621.5	$4,151.2	$4,035.7	$3,835.5	$3,714.9	$3,731.1

1.20%	1.41%	1.81%	Allowance for Loan Loss / EOP Loans (1)	1.55%	1.69%	1.72%	1.81%	1.94%	1.93%

			Underperforming Assets:
$1.5	$2.9	$3.5	Loans 90 Days & over (still accruing)	$2.4	$2.3	$2.7	$3.5	$1.3	$0.5

			Non-performing Loans:
40.8	64.0	67.0	Nonaccrual Loans (2)	77.4	77.7	73.7	67.0	68.1	68.9
—	—	—	Renegotiated Loans	—	—	—	—	—	—

40.8	64.0	67.0	Total Non-performing Loans	77.4	77.7	73.7	67.0	68.1	68.9

2.9	2.9	8.1	Foreclosed properties	6.9	4.8	4.2	8.1	9.6	7.0

$45.2	$69.9	$78.7	Total Underperforming Assets	$86.7	$84.8	$80.6	$78.7	$79.1	$76.3

$115.1	$180.1	$157.1	Classified Loans — “Problem Loans”	$199.8	$191.3	$174.7	$157.1	$160.5	$157.7
—	34.5	161.2	Other Classified Assets	96.5	145.3	174.6	161.2	158.5	152.3
103.2	124.9	103.5	Criticized Loans — “Special Mention Loans”	86.6	101.0	94.6	103.5	104.9	100.7

$218.3	$339.5	$421.7	Total Classified & Criticized Assets	$382.9	$437.6	$443.9	$421.7	$423.8	$410.7

0.87%	1.35%	1.75%	Non-performing loans / EOP Loans (1)	1.67%	1.87%	1.83%	1.75%	1.83%	1.85%

138%	105%	104%	Allowance to Non-performing Loans	93%	90%	94%	104%	106%	104%

0.96%	1.47%	2.05%	Under-performing Assets / EOP Loans (1)	1.88%	2.04%	2.00%	2.05%	2.13%	2.05%

$7,846.1	$7,873.9	$8,005.3	EOP Total Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3	$7,701.1

0.58%	0.89%	0.98%	Under-performing Assets / EOP Assets	1.04%	1.06%	1.01%	0.98%	1.01%	0.99%

EOP	- End of period actual balances

(1)	Excludes residential loans and leases held for sale.

(2)	Includes $5.2 million in 2Q10 of renegotiated loans.

Old National Bancorp
NON-GAAP MEASURES
Second Quarter 2010
($ In Millions except EPS information)

				2009				2010
2007	2008	2009		1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
			Actual EOP Balances
$652.9	$730.9	$843.8	GAAP Shareholders’ Equity	$631.8	$634.6	$865.4	$843.8	$855.5	$874.7

			Deduct:
159.2	159.2	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9	167.9
31.8	27.6	32.3	Intangibles	37.8	36.1	34.5	32.3	30.7	29.2

191.0	186.8	200.2		205.6	204.0	202.4	200.2	198.6	197.1

$461.9	$544.0	$643.6	Tangible Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0	$677.7

			Deduct:
—	97.4	—	Preferred Stock, Surplus & Retained Earnings	—	—	—	—	—	—

$461.9	$446.7	$643.6	Tangible Common Shareholders’ Equity	$426.2	$430.6	$663.0	$643.6	$657.0	$677.7

			Actual EOP Balances
$7,846.1	$7,873.9	$8,005.3	GAAP Assets	$8,356.1	$8,012.2	$7,973.5	$8,005.3	$7,818.3	$7,701.1

			Add:
1.7	1.0	0.2	Trust Overdrafts	0.1	0.0	0.4	0.2	0.3	0.1

			Deduct:
159.2	159.2	167.9	Goodwill	167.8	167.9	167.9	167.9	167.9	167.9
31.8	27.6	32.3	Intangibles	37.8	36.1	34.5	32.3	30.7	29.2

191.0	186.8	200.2		205.6	204.0	202.4	200.2	198.6	197.1

$7,656.8	$7,688.0	$7,805.4	Tangible Assets	$8,150.5	$7,808.2	$7,771.6	$7,805.4	$7,620.0	$7,504.1

5,483.0	5,555.2	5,173.1	Risk Weighted Assets	5,680.4	5,529.0	5,410.9	5,173.1	5,038.2	4,847.4

			Actual EOP Balances
$74.9	$62.5	$13.7	GAAP Net Income	$9.4	$9.6	$4.0	$(9.3)	$10.1	$10.5

			Add:
3.0	3.6	4.9	Intangible Amortization (net of tax)	0.8	1.2	1.2	1.6	1.2	1.1

$77.9	$66.1	$18.6	Tangible Net Income	$10.3	$10.9	$5.3	$(7.8)	$11.3	$11.7

			Tangible Ratios
16.87%	14.79%	2.89%	Return on Tangible Common Equity	9.62%	10.11%	3.17%	-4.83%	6.87%	6.88%
1.02%	0.86%	0.24%	Return on Tangible Assets	0.50%	0.56%	0.27%	-0.40%	0.59%	0.62%
6.03%	5.81%	8.25%	Tangible Common Equity to Tangible Assets	5.23%	5.51%	8.53%	8.25%	8.62%	9.03%
8.42%	8.04%	12.44%	Tangible Common Equity to Risk Wgt Assets	7.50%	7.79%	12.25%	12.44%	13.04%	13.98%
6.98	6.74	7.38	Tangible Common Book Value (1)	6.42	6.48	7.61	7.38	7.54	7.77

Tangible Common Equity is defined as GAAP Shareholders’ Equity less Preferred Stock, Goodwill and Intangibles.

Tangible Common Equity presentation includes Other Comprehensive Income (OCI) as is common in other company releases.

(1)	Tangible Common Shareholders’ Equity Divided By Common Shares Issued and Outstanding at Period-End.